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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               -------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) __

                               -------------------

                             SUNTRUST BANK, ATLANTA
               (Exact name of trustee as specified in its charter)

                                   58-0466330
                      (I.R.S. employer identification no.)

           3495 PIEDMONT ROAD
           BUILDING 10, SUITE 810
           ATLANTA, GEORGIA                                             30305
           (Address of principal executive offices)                   (Zip Code)

                               -------------------

                                  DAVID M. KAYE
                             SUNTRUST BANK, ATLANTA
                               3495 PIEDMONT ROAD
                             BUILDING 10, SUITE 810
                             ATLANTA, GEORGIA 30305
                                 (404) 240-1930
            (Name, address and telephone number of agent for service)

                             EAGLE BANCSHARES, INC.
               (Exact name of obligor as specified in its charter)


            GEORGIA                                       58-1640222
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                         identification no.)

4305 LYNBURN DRIVE
TUCKER, GEORGIA                                            30084-4441
(Address of principal executive offices)                   (Zip Code)

                                -----------------

                           __% SUBORDINATED DEBENTURES
                       (Title of the indenture securities)


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1.         General information.

           (a) Name and address of each examining or supervising authority to which it is subject.

                    DEPARTMENT OF BANKING AND FINANCE
                    STATE OF GEORGIA
                    ATLANTA, GEORGIA

                    FEDERAL RESERVE BANK OF ATLANTA
                    104 MARIETTA STREET, N.W.
                    ATLANTA, GEORGIA

                    FEDERAL DEPOSIT INSURANCE CORPORATION
                    WASHINGTON, D.C.

           (b)      Whether it is authorized to exercise corporate trust powers.

                    YES.

2.         Affiliations with obligor.

           NONE.

3.         Voting Securities of the Trustee.

           NOT APPLICABLE.

4.         Trusteeships under Other Indentures.

           NOT APPLICABLE.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

           NOT APPLICABLE.

6. Voting Securities of the Trustee Owned by the Obligor or its Officials.

           NOT APPLICABLE.

7.         Voting Securities of the Trustee Owned by Underwriters or their
           Officials.

           NOT APPLICABLE.

8.         Securities of the Obligor Owned or Held by the Trustee.


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           NOT APPLICABLE.

9.         Securities of Underwriters Owned or held by the Trustee.

           NOT APPLICABLE.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

           NOT APPLICABLE.

11. Ownership or Holdings by the Trustee of any Securities or a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

           NOT APPLICABLE.

12.        Indebtedness of the Obligor to the Trustee.

           NOT APPLICABLE.

13.        Defaults by the Obligor.

           (a) Whether there is or has been a default with respect to the securities under this indenture.

                          THERE IS NOT AND HAS NOT BEEN ANY SUCH DEFAULT.

           (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series.

                          THERE HAS NOT BEEN ANY SUCH DEFAULT.

14.        Affiliations with the Underwriters.

           NOT APPLICABLE.



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15.        Foreign Trustee.

           NOT APPLICABLE.

16.        List of Exhibits.

           The additional exhibits listed below are filed herewith; exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

Exhibit
Number
------
1          A copy of the Articles of Amendment and Restated Articles of
           Incorporation as now in effect. (Exhibit 1 to Form T-1, Registration
           No. 333-25463.)

2 A copy of the certificate of authority of the Trustee to commence business. (Included in Exhibit 1.)

3          A copy of the authorization of the Trustee to exercise trust powers.
           (Included in Exhibit 1.)

4          By-laws of the Trustee. (Included in Exhibit 4 to Form T-1,
           Registration No. 333- 25463.)

5          Not applicable.

6          Consent of the trustee required by Section 321(b) of the Trust
           Indenture Act of 1939, as amended.

7 Latest report of condition of the Trustee published pursuant to law or the require ments of its supervising or examining authority as of the close of business on December 31, 1997 (Included in Exhibit 7 to Form T-1, Registration No. 333- 51281.).

8          Not applicable.

9          Not applicable.


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                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 9th day of July, 1998

                                              SUNTRUST BANK, ATLANTA


                                              By:  /s/ David M. Kaye
                                                 -------------------------------
                                                      David M. Kaye
                                                   Group Vice President


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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

           Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Eagle Bancshares, Inc. __% Subordinated Debentures to be issued under the Indenture, SunTrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                                   SUNTRUST BANK, ATLANTA

                                                   By:  /s/ David M. Kaye
                                                      --------------------------
                                                          David M. Kaye
                                                        Group Vice President